UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 17, 2013

GULF ISLAND FABRICATION, INC.
(Exact name of registrant as specified in its charter)

Louisiana	0-22303	72-1147390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

567 Thompson Road
Houma, Louisiana 70363
 (Address of principal executive offices)(Zip Code)

(985) 872-2100
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

          On July 17, 2013, Gulf Island Fabrication, Inc. issued a press release announcing that through its subsidiary, Gulf Marine Fabricators, it has received a Letter of Intent in anticipation of a contract for the fabrication of topsides totaling approximately 4,500 short tons.  The topsides will accompany the 1200’ jacket, previously awarded to Gulf Marine Fabricators, for its Coelacanth Project located at Ewing Bank 834 in the Gulf of Mexico.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press Release dated July 17, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF ISLAND FABRICATION, INC.

		By:	/s/ Jeffrey M. Favret
Jeffrey M. Favret
Chief Financial Officer

Dated:	July 17, 2013